Form 10-Q
CONFIDENTIAL
CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE
BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
Original Equipment Manufacturer (OEM) Purchase Agreement
Agreement No.
This Original Equipment Manufacturer (OEM) Purchase Agreement (“Agreement”) is made and entered into by and between SUPER MICRO COMPUTER INC. (“Supplier”), a Delaware corporation having its principal place of business at 980 Rock Avenue, San Jose, CA 95131 and NUTANIX, INC. (“OEM”), a Delaware corporation and an original equipment manufacturer having its principal place of business at 1740 Technology Drive, Suite 150, San Jose, California, 95110, United States.
TERMS AND CONDITIONS

1.	TERM OF AGREEMENT
This Agreement is effective as of May 16, 2014 (“Effective Date”) and will continue thereafter until terminated in accordance with this Agreement.

2.	PRODUCTS
Under the terms of this Agreement OEM may purchase servers and computer components listed on Exhibit A as updated in writing by the parties hereto on a quarterly basis (“Product(s)”) as an original equipment manufacturer. Additional Products may be ordered by mutual agreement.

3.	PRICE
The current prices (“Prices”) for Product purchased hereunder are listed on Exhibit A and will be updated in writing by the parties hereto on a quarterly basis (“Price List”). Prices include drop shipment handling fee; there shall be no additional drop shipment handling fee. Both parties shall proactively plan and implement cost reduction plan on quarterly basis. Supplier agrees to make reasonable commercial efforts to reduce cost on a continuing basis to make the price more competitive in the market.

4.	PURCHASE ORDERS
4.1 OEM may order Products by submitting written purchase orders or orders via XML to Supplier (each an “Order”). Purchase orders will contain, at a minimum; (i) Product part number,

(ii) Product quantity, (iii) requested delivery dates, (iv) Product Price, and (v) delivery address. OEM’s tax exemption certificate number to be provided as a blanket for all production items, if applicable. Orders containing the information listed in this Section 4.1 will be accepted by Supplier [***].
4.2 All Orders will be exclusively governed by the terms and conditions of this Agreement, notwithstanding any contrary terms and conditions contained on any OEM purchase order or Supplier acknowledgment thereof.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	LIMITED USE
In order to control the quality of Products and any after sales service, OEM may use the Products solely for integration into systems or subsystems designed by OEM and or assembled for OEM for sale or lease in its regular course of business. OEM expressly agrees that it will use Product ordered only for this purpose.

6.	NON-BINDING FORECAST
To assist Supplier with respect to planning, OEM may, from time-to-time, provide Supplier with a quarterly non-binding forecast and a six-month rolling non-binding forecast [***].
[***]

7.	RESCHEDULES AND CANCELLATIONS
OEM may reschedule or cancel any Order provided that Supplier receives written notice prior to later of: (i) date the Products with respect to such Order are shipped; or (ii) the deliver date specified on such Order. OEM’s liability with respect to any canceled or rescheduled Orders is set forth in Section 9.

8.	[INTENTIONALLY LEFT BLANK]

9.	INVENTORY LIABILITY
9.1 OEM shall have no liability for any inventory other than non-standard material, defined as those finished goods, WIP [***] and raw material set forth in Exhibit C (“Non-Standard Material”). Inventory liability for Non-Standard Material shall be as follows:
a. [***]
b. Obsolete Inventory: OEM shall take receipt of Non-Standard Material inventory that is: (i) aged inventory for a period of [***], and (ii) is not included in the monthly forecast (the “Obsolete Inventory”). [***]

9.2 Supplier will undertake reasonable efforts to reduce Excess Inventory and Obsolete Inventory through open order cancellations, return for credit programs, reworks or allocation to alternative programs (if available and appropriate) for a period not to exceed thirty days beyond end customer demand change.
9.3 Both parties shall meet monthly regarding Excess Inventory and Obsolete Inventory to determine the best method to mitigate OEM’s potential inventory liability. Inventory liability for Non-Standard Material will be evaluated monthly or as mutually agreed by the parties.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.	PAYMENT
10.1 [***]
10.2 [***]

11.	TAXES
OEM will be responsible for all taxes with respect to Orders for Products placed by OEM (except Supplier’s income taxes), unless OEM provides Supplier with tax exemption documentation required by the applicable taxing authority.

12.	DELIVERY TERMS
12.1 Title. Title to the Products and all risk of loss or damage thereto will pass to OEM according to the following delivery term: [***].
12.2 Time. Supplier will use commercially reasonable efforts to ship Products from its warehouse by the shipment date specified on the Order, provided that the date of shipment will be [***]. Supplier will use best commercial efforts to make shipment within no more than [***] from Order date for any other inventory, or inform OEM within 24 hours from the date of the placement of the Order if Supplier cannot make the shipment within [***] from Order date.

13.	SHORTAGE
In the event of a shortage of any Products, Supplier will first fulfill OEM’s Order in quantities equal to the order rate as measured by the monthly order rate during the preceding three-month period (the “Order Rate”). Supplier will use its best commercial efforts to satisfy OEM’s demand in excess of the Order Rate.

14.	ENVIRONMENTAL COMPLIANCE
Supplier represents and warrants that no Products sold by or otherwise transferred by Supplier to OEM contain: lead, cadmium, mercury, hexavalent chromium, polybrominated biphenyls

(PBBs), polybrominated biphenyl ethers (PBDE), or any other hazardous substances the use of which is restricted under EU Directive 2011/65/EU (8 June 2011) (RoHS Recast); chemicals restricted under the Montreal Protocol on ozone-depleting substances or the law of the countries into which Product is shipped; or other materials restricted by applicable law unless expressly agreed otherwise by OEM in writing in advance. From time to time, OEM may request evidence of Supplier’s compliance with EU Directive 2011/65/EU, and Supplier shall make best efforts to provide this information in a timely manner.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.	INCOMING INSPECTION AND ACCEPTANCE
OEM may conduct incoming inspection testing to confirm that the Product conforms to any mutually agree upon specification. Product found to be nonconforming or otherwise fails to operate (“DOA”) within the greater of: (i) initial 45 days period from the delivery date , or (ii) the period set forth in the warranty table on Exhibit B, may be returned by OEM to Supplier for replacement. Supplier will replace the Products within fifteen (15) business days. Product returned by OEM must be in Supplier’s standard packaging or similar packaging agreed to by the parties. Transportation charges associated with the replacement (a) to be shipped from OEM to Supplier will be borne by OEM and reimbursed by the Supplier, (b) to be shipped back to OEM, or original delivery destination (as directly by OEM) will be borne by Supplier.

16.	EPIDEMIC FAILURES
Epidemic Failures. For purposes of this Agreement, “Epidemic Failure Event” shall mean the Product failures (i) having a similar cause related to a particular component, verified by the supplier, and by OEM, or an independent third party on behalf of OEM, (ii) occurring at any time during the applicable warranty period (as set forth in Section 17) with respect to the particular Product (iii) resulting from defects in materials, workmanship, manufacturing process or design or failure to conform with the Specifications, (iv) [***]. Upon occurrence of an Epidemic Failure Event, the remedies of this Section 16 shall apply to the entire Product population affected by the root cause failure until corrective action is complete. Supplier’s obligation to ensure that components meet the Specification include, but are not limited to, incoming quality control, sub-tier audits, statistical process control, control of workmanship, outgoing quality inspection and all other relevant elements of quality set forth in this Agreement.
Notwithstanding the foregoing, this Section 16 shall apply or be enforced with respect to third party components listed below only during the respective warranty period set forth in Section 17:
[***]
Upon occurrence of an Epidemic Failure Event, OEM shall promptly notify Supplier, and shall provide, if known and as may then exist, a description of the failure, and the suspected lot numbers, serial numbers or other identifiers, and delivery dates, of the failed Products. OEM shall make available to Supplier, samples of the failed Products for testing and analysis. Upon receipt of product from OEM, Supplier shall promptly provide its preliminary findings regarding the cause of the failure. The parties shall cooperate and work together to determine the root cause. Thereafter, Supplier shall promptly provide the results of its root cause corrective analysis, its proposed plan for the identification of and the repair and/or replacement of the affected Products, and such other appropriate information. Supplier shall recommend a corrective action program which identifies the affected units for repair or replacement, and which minimizes disruption to the end user. OEM and Supplier shall consider, evaluate and determine the corrective action program.
Upon occurrence of an Epidemic Failure Event, Supplier shall: (a) at OEM’s option: (i) either repair and/or replace the affected Products; or (ii) provide a credit or payment to OEM in an amount equal to (a) the cost to OEM for qualified, replacement Products acceptable to OEM; and (b) all labor, equipment and processing costs incurred by OEM or third parties in the implementation of the corrective action program, including test procedures, test equipment, the testing of Products, the cost of repairing and/or replacing the affected Products; and (c) reasonable freight, transportation, customs, duties, insurance, storage, handling and other incidental shipping costs incurred by OEM in connection with the repair and/or replacement of the affected Products.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.	LIMITED WARRANTY AND DISCLAIMER
17.1 Supplier hereby represents and warrants that the Product(s) will conform to the Product specification and documentation during the periods set forth in Exhibit B under the heading “Super Micro Limited Warranty.”
17.2 EXCEPT FOR THE WARRANTIES SET FORTH IN THIS AGREEMENT, THE FOREGOING STATES THE SOLE WARRANTY AND EXCEPT AS SET FORTH IN WRITING IN THIS AGREEMENT, SUPPLIER MAKES NO PERFORMANCE REPRESENTATIONS, WARRANTIES, OR GUARANTEES, EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE PRODUCTS AND ANY SERVICES COVERED BY OR FURNISHED PURSUANT TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY (A) OF MERCHANTABILITY, (B) OF FITNESS FOR A PARTICULAR PURPOSE, OR (C) ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE. THE PROVISIONS OF THE FOREGOING LIMITED WARRANTY AND WARRANTY DISCLAIMER ARE REFLECTED IN THE PRODUCT PRICES.
17.3 Stored Data. OEM will be responsible for saving or backing up data contained in any Product returned to Supplier for in-warranty or out-of-warranty repairs or service. SUPPLIER WILL HAVE NO RESPONSIBILITY FOR SUCH DATA AND WILL HAVE NO LIABILITY ARISING OUT OF ANY DAMAGE TO OR LOSS OF SUCH DATA WHILE THE PRODUCT IS IN SUPPLIER’S POSSESSION.

18.	LIMITATION OF LIABILITY
[***]

19.	INDEMNIFICATION
19.1 Subject to Section 19.2 below, each Party agrees to defend, indemnify and hold the other Party its officers, directors, agents, distributors, resellers, customers and employees harmless from and against any and all claims, damages, costs, expenses (including, but not limited to, reasonable attorney’s fee and costs) or liabilities that may result, in whole or in part, from, with respect to each party’s obligations to the other party: its gross negligence, willful misconduct, or infringement of intellectual property rights of any third party; and with respect to Supplier’s obligations to OEM: damage to personal property or personal injury resulting from the Products.
19.2 Each indemnifying party’s obligations as stated in this Section 19 are subject to the following condition and exclusion: the indemnified party must give the indemnifying party prompt notice of the claim, sole control of its defense, and all reasonable cooperation.
19.3 Limitations. Notwithstanding the foregoing, neither party shall have any obligation hereunder for claims, actions or demands under this Section 19 to the extent resulting from each party’s use of the other’s product, component or software in a combination which violates the intellectual property rights of third parties.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

20.	NOTICE
Any notice required or permitted under the terms of this Agreement, or when any statute or law requiring the giving of notice, may be delivered (i) by registered airmail or registered courier service, or (ii) by electronic mail, if properly posted and sent to the relevant party at the address set forth below or to such changed address as may be given by either party to the other by such written notice. Any such notice shall be deemed to have been given upon receipt or upon the tenth (10th) day after having been dispatched in the manner provided above, whichever is earlier.

For Supplier: Super Micro Computer, Inc.
980 Rock Avenue
San Jose, CA 95131
Phone: ________________________
Facsimile: ________________________

For OEM:	Nutanix, Inc.
1740 Technology Drive, Suite 150
San Jose, California 95110
Attn:	Legal Counsel
Phone:	855-NUTANIX (688-2649)
Facsimile:	408-916-4039

21.	CONFIDENTIAL INFORMATION
21.1 During the Term of the Agreement, OEM and Supplier may, each as “Recipient,” receive or have access to certain information of the other party, each as “Discloser,” that is identified as Confidential Information, including, though not limited to, information or data concerning the Discloser’s Products or Product plans, business operations, strategies, customers and related business information. Either Party’s quotes or other pricing information shall be considered Confidential Information regardless of whether it is separately identified as such. Recipient will protect the confidentiality of Confidential Information with the same degree of care as Recipient uses for its own similar information, but no less than a reasonable degree of care. Confidential Information may be used only by those employees of Recipient who have a need to know such information for the purposes of this Agreement. OEM and Supplier each acknowledge that all Supplier software, technical manufacturing information and forecasts are deemed Confidential Information, which will be protected for a term of five (5) years from the date of disclosure. Further, Supplier agrees that it shall make no use of any software provided to Supplier by OEM other than as explicitly set forth herein.
21.2 Exclusions. The foregoing confidentiality obligations will not apply to any information that is (a) already known by Recipient prior to its first disclosure by Discloser and not otherwise subject to a duty of confidentiality, (b) independently developed by Recipient prior to or independent of the disclosure without use of Discloser’s Confidential Information, (c) publicly available through no fault of Recipient, (d) rightfully received from a third party with no duty of confidentiality, (e) disclosed by Recipient with Discloser’s prior written approval, or (f) disclosed under operation of law.

22.	INTELLECTUAL PROPERTY
22.1 Under the terms of this Agreement, neither party hereto acquires any right to any of the other party’s trademarks, patents, service marks, trade names, copyrights, commercial symbols, goodwill, or other form of intellectual or commercial property of Supplier, nor any physical media on which it is delivered or stored regardless of location, and may not use such property or rights in any manner other than as explicitly set forth herein. Each party hereto acknowledges that it does not have and will not have any right to enhance or reverse engineer the Product except (i) in connection with OEM’s support and testing efforts and making modification and additions to software, (ii) as authorized by Supplier, or (iii) as explicitly stated herein.

22.2 Software Products. Each party acknowledges that any software products provided to it by the other party hereunder (“Software Product”) constitutes only discrete copies of software, the media in which it is stored, and related documentation, as shipped to OEM. Nothing herein transfers any right, title or interest in the software or any intellectual property rights therein from one party to the other. Supplier’s use or distribution of the OEM’s Software Products requires and is subject to a separate software license agreement.

23.	PRODUCT DISCONTINUANCE; SUPPLY CONTINUITY; END OF LIFE
23.1 Supplier may discontinue manufacture of any Product of Supplier in its sole discretion (“Product Discontinuance”), by providing OEM with [***] prior written notice. OEM may continue to place Orders and purchase Products from Supplier during the [***] notice period according to the terms and conditions, including but not limited to pricing, Orders, and delivery dates, available prior to the Product Discontinuance notice. Following any termination of the Agreement, OEM may continue to place orders for Products for a period of [***] from the date of termination (the “Supply Continuity Period”). During such period the terms and conditions of this Agreement, including but not limited to the payment of fees, shall continue with respect to orders placed during the Supply Continuity Period.
23.2 Supplier may discontinue the availability of third party supplied components (such as drives and memory) by providing OEM with [***] prior written notice (an “End of Life Notice”). OEM may continue to place Orders and purchase Products from Supplier during the End of Life Notice according to the terms and conditions, including but not limited to pricing, Orders, and delivery dates, available prior to the End of Life Notice. Notwithstanding the foregoing, OEM may place “Last-Time-Buy” Orders.

24.	ARBITRATION
The parties shall settle any controversy arising out of this Agreement by arbitration in Santa Clara County, California in accordance with the rules of the American Arbitration Association. A single arbitrator shall be agreed upon by the parties or, if the parties cannot agree upon an arbitrator within thirty (30) days, then the parties agree that a single arbitrator shall be appointed by the American Arbitration Association. The arbitrator may award attorneys’ fees and costs as part of the award. The award of the arbitrator shall be binding and may be entered as a judgment in any court of competent jurisdiction. Notwithstanding anything to the contrary, nothing in this Section shall prevent either party from seeking specific performance, including but not limited to injunctive relief in a court of competent jurisdiction.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25.	TERMINATION
25.1 Term. The term of this Agreement shall commence on the Effective Date and continue for a period of three (3) years (“Initial Term”) and shall thereafter be automatically renewed for additional one (1) year period unless either party gives written Notice of termination at least one-hundred and eighty (180) days before the anniversary of the Initial Term or of any renewal term, as applicable.
25.2 Payment Breach. Except as otherwise provided herein, Supplier may suspend acceptance of Orders in the event OEM fails to cure any breach of a payment obligation hereunder within [***] of written notice from Supplier describing the breach provided such suspension terminates upon the earlier of: (i) resolution of the payment dispute; or (ii) executive management of the parties agree to meet to resolve the payment dispute.
25.3 Termination for Cause. Either party may terminate this Agreement at any time if: (i) the commencement of a proceeding that will lead to the dissolution of the other party’s corporate entity or the cessation of its business operations without an assignment to a surviving entity, (ii) the other party commits a material breach of this Agreement which remains uncured more than [***] after written notice of such breach from the non-breaching party, or (iv) the other party commits a breach of a material obligation hereunder which by its nature is incurable.
25.4 Effect of Termination or Expiration. In the event of a termination or expiration of this Agreement, the provisions of this Agreement will continue to apply to all Orders placed by OEM prior to the effective date of such termination of expiration, except for any Order, or portion thereof, canceled pursuant to “Termination for Cause.”. Termination or expiration of this Agreement will not, however, relieve or release either party from making payments which may be owing to the other party under the terms of this Agreement.

26.	EXPORT REGULATION COMPLIANCE
Each party acknowledges and agrees that its respective exports of any Product or any Proprietary Information shall comply with the United States Export Administration Act as amended from time to time, with the Export Administration Regulations promulgated from time to time hereunder, all other export laws and regulations of the United States and all amendments, modifications or additions thereto, including all laws and regulations relating to re-export.

27.	RELATIONSHIP OF PARTIES
The relationship of Supplier and OEM established by this Agreement is that of independent contractor. Nothing contained in this Agreement may be construed to (i) give either party the power to direct and control the day to day activities of the other, (ii) constitute the parties as partners, joint ventures, co-owners or otherwise participants in a joint or common undertaking, or (iii) allow OEM to create or assume any obligation on behalf of Supplier for any purpose whatsoever. All financial obligations associated with OEM’s business are the sole responsibility of OEM.

28.	GOVERNING LAW
This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California excluding its conflict of law rules and principles. The parties agree that the proper and exclusive jurisdiction and venue of any legal action brought in connection with this Agreement shall be in the Federal or State courts located in Santa Clara County in the State of California. The United Nations Convention on Contracts for International Sale of Goods does not apply to this Agreement.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29.	FORCE MAJEURE
Neither party will be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control including, but not limited to earthquake, fire, flood, war, embargo, strike, and riot, the intervention of any governmental authority or any other similar situation or circumstances which is beyond such party’s control and renders such party unable to secure materials and transportation facilities (a “Force Majeure Event”). If a Force Majeure continues for more than ten (10) days, the party injured by the inability of the other to perform will have the right to (a) immediately terminate this Agreement by providing written notice, or (b) treat this Agreement as suspended during the delay and reduce any commitment in proportion to the duration of the delay,. The party claiming a Force Majeure Event shall use best efforts to mitigate or eliminate the impact of such “Force Majeure” and shall attempt to resume the performance of obligations delayed or impeded by such event.

30.	ASSIGNMENT
OEM may not assign or otherwise transfer its rights or obligations under this Agreement without prior written consent of Supplier, which will not be unreasonably withheld. The foregoing notwithstanding, OEM may assign this Agreement in the case of a merger or acquisition involving the majority of OEM’s assets. The assignee’s ability to place Orders according to this Agreement will be limited to Orders with respect to the OEM’s products (and updated versions of the same) as of the date of such assignment.

31.	ATTORNEY FEES
In the event of any litigation or arbitration hereunder, the arbitrator or court will award costs and reasonable attorney’s fees to the prevailing party.

32.	SEVERABILITY
The terms of this Agreement are severable. If any term is held invalid, illegal, or unenforceable for any reason whatsoever, such term will be enforced to the fullest extent permitted by applicable law, and the validity, legality, and enforceability of the remaining terms will not in any way be affected or impaired thereby.

33.	ENTIRE AGREEMENT
This Agreement and its Exhibits constitute the entire agreement of the parties with respect to the subject matter hereof, and supersedes and replaces all prior oral or written agreements, representations and understandings of the parties with respect to such subject matter. Except as expressly provided for herein, this Agreement may be changed only by written amendment signed by the parties.

34.	SURVIVAL
Except as stated to the contrary herein, all obligations herein which by their terms or nature survive termination of this Agreement will continue thereafter until fully performed.

IN WITNESS WHEREOF, the parties have executed this agreement effective as of the date first written above.

Supplier:		OEM:
Super Micro Computer, Inc		NUTANIX INC.

By:	/s/ Robert Aeschliman	By:	/s/ Kenneth Long
Name:	Robert Aeschliman	Name:	Kenneth Long
Title:	General Counsel	Title:	VP of Accounting

EXHIBIT A
PRODUCT AND PRICE LIST
[PROVIDED QUARTERLY]

EXHIBIT B
WARRANTY
Warranty Coverage Table:

Supermicro Standard Warranty Remedies for OEM Product (coverage dates calculated from date of invoice)

Eligible Items:

Products set forth on Exhibit A, as updated from time-to-time.

Products set forth on Exhibit A, as updated from time-to-time.

•	Three-year labor1 :

•	Three-year parts2 [***]

•	One-year Advance parts replacement services [***]

•	120 days parts DOA cross ship[3]

•	One-year parts[2]

•	120 days parts DOA cross ship[3] [***]

•	Return within 30 days return for credit[4]

•	Five-year parts[2] [***]

•	120 days parts DOA cross ship[3]

•	Return within 30 days return for credit[4]

•	Five-year parts[2]

•	120 days parts DOA cross ship[3] [***]

•	Return within 30 days return for credit[4]

•	Three-year parts[2]

•	120 days parts DOA cross ship[3] [***]

•	Return within 30 days return for credit[4]

FUSION IO Warranty terms does not include advance cross shipment. Add Fusion IO Support agreement:
F11-GNR-1T65-CS-3YR
SNS, FUSION-IO IOSCALE,                [***]
1650GB MLC, GOLD NON-
RETURN SUPPORT, 3YR

1.	Labor coverage includes any labor costs incurred for repairs by Supermicro during coverage period.

2.	Parts coverage includes any material and parts costs incurred for repairs by Supermicro during coverage period.

3.
In the event a product is dead on arrival (“DOA”), Supermicro shall directly ship to Nutanix, at’s direction, a replacement product during the coverage period, which shall begin on the date of Supermicro’s invoice.

4.
Supermicro shall refund a credit for the current value of the product if said product is returned under the following criteria: (i) the product is returned for refund during thirty (30) day from Supermicro’s invoice date; and (ii) Supermicro is unable to repair or replace the product. The date of return shall be the date Customer ships product to Supermicro as long as the refund request is made within the thirty (30) day period described in this section.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Remark: Out of Warranty
If returned products are: a) within the warranty period, b) accompanied by the proper Return Materials Authorization (“RMA”) and c) defective as determined by Supermicro; Supermicro will, at its option: 1) repair the defective product within 15 working days, or 2) issue a credit to Nutanix for the current value of the product. Supermicro has no obligation to repair or replace parts beyond the three-year warranty period; however, Supermicro may repair or replace provided that 1) Nutanix pays for the cost of obtaining the part(s) and 2) the part(s) are available for purchase. Unless otherwise agreed to in writing by the parties all repairs will be performed with new parts.

EXHIBIT C
[***]
This EXHIBIT C is incorporated as part of the Original Equipment Manufacturer (OEM) Purchase Agreement (“Agreement”) which together with this EXHIBIT C, and other cited Exhibits, Schedules and Addendums, form the entirety of the Agreements, entered into as of the first date written below, by and between Super Micro Computer, Inc. (“SMCI”), a Delaware corporation, having a principal place of business at 980 Rock Avenue, San Jose, CA 95131 and NUTANIX INC. (“OEM”), a Delaware Corporation, having a principal place of business at 1740 TECHNOLOGY DR. SUITE 400, SAN JOSE, CA, 95110. The terms and conditions set forth in this EXHIBIT C will be construed and governed by the terms and conditions set forth in the Agreement.
[PROVIDED PERIODICALLY]
IN WITNESS WHEREOF, the parties have executed this agreement effective as of the date first written above.

Supplier:	OEM:
Super Micro Computer, Inc

By:	By:
Name:	Name:
Title:	Title:

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT ONE TO ORIGINAL EQUIPMENT MANUFACTURER (OEM) PURCHASE AGREEMENT

This Amendment One (“Amendment”) to the Original Equipment Manufacturer Purchase Agreement (“Agreement”) by and between SUPER MICRO COMPUTER INC. (“Supplier”) and NUTANIX, INC. (“OEM”) is entered into as of November 13, 2017 (“Amendment Effective Date”). Collectively Supplier and OEM are referred to as the “Parties”.

RECITALS

A.    The Parties entered into the Agreement as of May 16, 2014.

B    The parties now desire to amend the Agreement to add Nutanix Netherlands B.V. as a party to the Agreement and to add terms and conditions around the “Software at Scale” program (further defined below).

NOW THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
The Parties agree that Nutanix Netherlands B.V., an entity affiliated with Nutanix, Inc., should be added to the Agreement as a party. Therefore all references to “OEM” in the Agreement, as amended, shall include both Nutanix, Inc. and Nutanix Netherlands, B.V.

2.	A new paragraph is added to the end of Section 2 as follows:
In addition to the purchase of Product(s) by OEM, Exhibit D, “Software at Scale” describes the process and the terms under which Supplier shall sell Software at Scale Products (as defined in Exhibit D). For additional clarity, the term “Product(s)” shall not include Software at Scale Products.

3.	Section 8 of the Agreement is deleted in its entirety and replaced with the following:

8.    APPOINTMENT AS [***]. Supplier [***] such appointment, as a [***] for Supplier with [***] and the [***]. The services performed as [***] includes the following:

a.	Life Cycle [***] will [***] and provide such [***]. For the purpose of clarity, no [***] shall be [***] to them.

b.	[***]. Supplier shall use commercially reasonable efforts to [***] manufacturing as part of the forecasting mechanism described in Section 6 of the Agreement [***].

c.
[***]. OEM [***] of Software at Scale Products as part of performing [***] be solely [***] Software at Scale Hardware (as defined in Exhibit D). OEM [***] the Software at Scale Hardware and [***]. However, OEM [***] that [***] the Software at Scale Hardware utilizing [***].

4.	A new Exhibit D is added to the Agreement as attached to this Amendment.

5.	No other changes are made to the Agreement, and following the Amendment Effective Date, all references to the “Agreement” shall mean the Agreement as amended by this Amendment.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.
NUTANIX INC.                NUTANIX NETHERLANDS, B.V.

By: /s/ Duston Williams                By: /s/ Kenneth Long
Title: CFO                     Title: Managing Director 1
Date: November 13, 2017         Date: November 13, 2017

By: /s/ Servais Willie Ngabo
Title: Managing Director 2
Date: November 13, 2017

ACKNOWLEDGED AND AGREED:
SUPER MICRO COMPUTER, INC.
By: /s/ Cenly Chon
Title: VP, Sales, Strategic Accounts
Date: 11/10/2017

EXHIBIT D
SOFTWARE AT SCALE

This EXHIBIT D is incorporated as part of the Agreement which together with this EXHIBIT D, and other cited Exhibits, Schedules, and Addendums, form the entirety of the Agreements entered into as of the Amendment Effective Date. Capitalized terms not defined below have the definitions set forth in the Agreement.

1.	INTRODUCTION

This Exhibit D shall enable Supplier to sell Software at Scale Hardware [***] (defined below) and OEM to license software [***]. Such program shall be referred to as “Software at Scale”. To facilitate such sales of Software at Scale Products, [***] in accordance with the terms of Section 4.
The goal of the Software at Scale program is that the End Customer (defined below) [***] purchasing the Software at Scale Products and includes the following characteristics:

•	[***] will be made by the [***].

•	The Parties shall enable the End Customer to [***] with Products contemplated under the Agreement as of the Effective Date of the Agreement.

•	The Supplier shall [***] and OEM shall provide the software license [***] to the End Customer.

•	Supplier may impose any qualifications to do business [***] and may choose to [***], at its sole discretion.

•	Provided that the End Customer purchases Nutanix support, OEM shall support the hardware and software [***] as set forth in Section 6 of this Exhibit D.

•	OEM has no involvement or responsibility for any associated [***] and therefore, is not qualified for any promotion program for its customers related to its [***].

2.	DEFINITIONS. Capitalized terms in this Exhibit D shall have the meanings set forth below.

a.	“[***]” means another entity in the sales channel for the [***] and not use the [***].

b.	“End Customer” means the last entity who purchases the Software at Scale Products for their own use and not for resale to another entity.

c.	”Software at Scale [***]” means [***] as described in this Agreement.

d.	“Software at Scale Hardware” means the [***].

e.	“Software at Scale Products” means [***] as part of the Software at Scale program. These Software at Scale Products shall be designated with the suffix [***].

f.	“Territory” means the United States of America.

3.    INVENTORY LIABILITY FOR SOFTWARE AT SCALE PRODUCTS
OEM shall provide forecasts for Products that include [***]. For the purpose of clarity, this Exhibit D does not modify either Party’s obligations with regard to inventory liability as described in the Agreement, [***] of the Agreement. As [***] are accepted, the [***].

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.    APPOINTMENT AS [***]

a.
Non-Exclusive Appointment. Supplier [***], and [***] such appointment, to act as an [***] during the term of Agreement (as described in Section 1 of the Agreement), solely in accordance with the terms and conditions of this Agreement.

b.
OEM Marketing Obligations as [***]. OEM shall, at its own expense, market the Software at Scale program including, advertising, promoting, and soliciting the sale of the Software at Scale Products [***] consistent with good business practice. OEM is not qualified for Supplier’s marketing promotion program.

c.
OEM Obligations to Provide Quotes [***]. For expediency purposes, [***]. For the purpose of clarity, the Parties agree that the sales quotes [***] are not binding until agreed to in writing [***]. Supplier may reject any such quotes before they become an Order in its sole discretion.

5.    SUPPLIER OBLIGATIONS

a.	Supplier shall fulfill any [***] that it [***] as part of the processes outlined in this Exhibit D.

b.	Supplier shall provide End Customers (through the sales channel) with a standard [***] portion of the [***] consistent with or equivalent to the [***].

c.	As part of fulfilling any Software at Scale Orders, Supplier shall also meet the following requirements in a timely fashion such that an [***]. At a minimum, Supplier shall:

i.	[***];

ii.	Maintain a [***] on time ship rate for all Software at Scale Products shipped based on a [***] lead time;

iii.	[***]; and

iv.	Manage transportation and return material authorization [***] as they arise.

6.    END CUSTOMER SUPPORT
OEM separately sells product support for Product(s) and Software at Scale Products shipped to End Customers. Provided that the End Customer has purchased Nutanix support from OEM, either directly or indirectly, OEM shall provide such support to the [***]. To facilitate such support, upon shipment of the Software at Scale Hardware, Supplier shall provide OEM with all serial number information so that OEM can provide such support.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.